Exhibit 32.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Each of the undersigned officers of American CareSource Holdings, Inc. (the "Company"), certifies that:

(1) the Annual Report on Form 10-KSB of the Company for the three and twelve month periods ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 31, 2006                             /s/ Wayne A. Schellhammer
                                                  ------------------------------
                                                  Wayne A. Schellhammer
                                                  Chief Executive Officer


Dated: March 31, 2006                             /s/ David S. Boone
                                                  ------------------------------
                                                  David S. Boone
                                                  Chief Operating Officer and
                                                  Chief Financial Officer


Dated: March 31, 2006                             /s/ Steven M. Phillips
                                                  ------------------------------
                                                  Steven M. Phillips
                                                  Controller and Principal
                                                  Accounting Officer

      This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.